                                                                     EXHIBIT T3F

                              CROSS-REFERENCE TABLE
                 12 1/4% Convertible Subordinated Notes Due 2012

TRUST INDENTURE                                                      INDENTURE
ACT SECTION                                                          SECTION
310    (a) (1)...................................................... 7.11
       (a) (2)...................................................... 7.11
       (a) (3)...................................................... N.A.
       (a) (4)...................................................... N.A.
       (a) (5)...................................................... 7.11
       (b).......................................................... N.A.
       (c).......................................................... N.A.
311    (a).......................................................... 7.12
       (b).......................................................... 7.12
       (c).......................................................... N.A.
312    (a).......................................................... 2.06
       (b).......................................................... 11.03
       (c).......................................................... 11.03
313    (a).......................................................... 7.07
       (b) (1)...................................................... 7.07
       (b) (2)...................................................... 7.07
       (c).......................................................... 7.07; 11.02
       (d).......................................................... 7.07
314    (a).......................................................... 4.06; 4.17; 11.05
       (b).......................................................... N.A.
       (c) (1)...................................................... 11.04(a)
       (c) (2)...................................................... 11.04(b)
       (c) (3)...................................................... 8.01(b); 8.02(d)
       (d).......................................................... N.A.
       (e).......................................................... 11.05
       (f).......................................................... N.A.
315    (a).......................................................... 7.02
       (b).......................................................... 7.05
       (c).......................................................... 7.01(a)
       (d).......................................................... 7.01(c)
       (e).......................................................... 6.11
316    (a) (last sentence).......................................... 6.07
       (a) (1) (A).................................................. 6.05
       (a) (1) (B).................................................. 6.04
       (a) (2)...................................................... N.A.
       (b).......................................................... 6.07
       (c).......................................................... 9.04
317    (a) (1)...................................................... 6.08
       (a) (2)...................................................... 6.09
       (b).......................................................... 2.05
318    (a).......................................................... 11.01
       (b).......................................................... N.A.
       (c).......................................................... 11.01

N.A. means not applicable.